                                  Exhibit 24.1

                                Power of Attorney



The undersigned, a Director and/or Officer of VoiceStream Wireless Corporation, a Washington corporation (the "Company"), does hereby constitute and appoint Alan Bender and John Stanton his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, with respect to a market maker prospectus, and to execute any and all amendments to such Registration Statement, whether filed prior or subsequent to the time such Registration Statement becomes effective. The undersigned hereby grants unto such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 30th day of April, 1999.



BY:   /s/ ROBERT R. STAPLETON
      --------------------------
      Robert R. Stapleton

                                Power of Attorney


The undersigned, a Director and/or Officer of VoiceStream Wireless Corporation, a Washington corporation (the "Company"), does hereby constitute and appoint Alan Bender and John Stanton his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, with respect to a market maker prospectus, and to execute any and all amendments to such Registration Statement, whether filed prior or subsequent to the time such Registration Statement becomes effective. The undersigned hereby grants unto such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 30th day of April, 1999.

BY:    /s/ DONALD GUTHRIE
       ------------------------
           Donald Guthrie

                                Power of Attorney


The undersigned, a Director and/or Officer of VoiceStream Wireless Corporation, a Washington corporation (the "Company"), does hereby constitute and appoint Alan Bender and John Stanton his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, with respect to a market maker prospectus, and to execute any and all amendments to such Registration Statement, whether filed prior or subsequent to the time such Registration Statement becomes effective. The undersigned hereby grants unto such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 30th day of April, 1999.

BY:    /s/ JOHN L. BUNCE, JR.
       --------------------------
       John L. Bunce Jr.

                                Power of Attorney


The undersigned, a Director and/or Officer of VoiceStream Wireless Corporation, a Washington corporation (the "Company"), does hereby constitute and appoint Alan Bender and John Stanton his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, with respect to a market maker prospectus, and to execute any and all amendments to such Registration Statement, whether filed prior or subsequent to the time such Registration Statement becomes effective. The undersigned hereby grants unto such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 30th day of April, 1999.

BY:   /s/ MITCHELL R. COHEN
      -----------------------------
      Mitchell R. Cohen

                                Power of Attorney



The undersigned, a Director and/or Officer of VoiceStream Wireless Corporation, a Washington corporation (the "Company"), does hereby constitute and appoint Alan Bender and John Stanton his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, with respect to a market maker prospectus, and to execute any and all amendments to such Registration Statement, whether filed prior or subsequent to the time such Registration Statement becomes effective. The undersigned hereby grants unto such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 30th day of April, 1999.

BY:    /s/ DANIEL J. EVANS
       ----------------------------
       Daniel J. Evans

                                Power of Attorney


The undersigned, a Director and/or Officer of VoiceStream Wireless Corporation, a Washington corporation (the "Company"), does hereby constitute and appoint Alan Bender and John Stanton his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, with respect to a market maker prospectus, and to execute any and all amendments to such Registration Statement, whether filed prior or subsequent to the time such Registration Statement becomes effective. The undersigned hereby grants unto such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 30th day of April, 1999.

BY:    /s/ CANNING FOK
       ----------------------------
       Canning Fok

                                Power of Attorney


The undersigned, a Director and/or Officer of VoiceStream Wireless Corporation, a Washington corporation (the "Company"), does hereby constitute and appoint Alan Bender and John Stanton his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, with respect to a market maker prospectus, and to execute any and all amendments to such Registration Statement, whether filed prior or subsequent to the time such Registration Statement becomes effective. The undersigned hereby grants unto such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 30th day of April, 1999.

BY:    /s/ JONATHAN M. NELSON
       ----------------------------
       Jonathan M. Nelson

                                Power of Attorney


The undersigned, a Director and/or Officer of VoiceStream Wireless Corporation, a Washington corporation (the "Company"), does hereby constitute and appoint Alan Bender and John Stanton his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, with respect to a market maker prospectus, and to execute any and all amendments to such Registration Statement, whether filed prior or subsequent to the time such Registration Statement becomes effective. The undersigned hereby grants unto such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 30th day of April, 1999.

BY:    /s/ TERENCE M. O'TOOLE
       ----------------------------
       Terence M. O'Toole

                                Power of Attorney


The undersigned, a Director and/or Officer of VoiceStream Wireless Corporation, a Washington corporation (the "Company"), does hereby constitute and appoint Alan Bender and John Stanton his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, with respect to a market maker prospectus, and to execute any and all amendments to such Registration Statement, whether filed prior or subsequent to the time such Registration Statement becomes effective. The undersigned hereby grants unto such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 30th day of April, 1999.

BY:    /s/ HANS R. SNOOK
       ----------------------------
       Hans R. Snook